SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: May 8, 2012
(Date of Earliest Event Reported:  May 4, 2012)

Akorn, Inc.
(Exact Name of Registrant as Specified in its Charter)

Louisiana	001-32360	72-0717400
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1925 W. Field Court, Suite 300 Lake Forest, Illinois 60045
(Address of principal executive offices)

(847) 279-6100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On May 8, 2012, Akorn, Inc. issued a press release announcing financial results for the quarter ended March 31, 2012.  A copy of the press release is furnished as Exhibit 99.1 to this report.

The information in this report, including the exhibit hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07     Submission of Matters to a Vote of Security Holders

On May 4, 2012, Akorn, Inc. held its annual meeting of shareholders.  At that meeting, by proxy vote, the shareholders of the Company voted affirmatively to elect seven directors, to ratify the Audit Committee’s selection of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, and to approve by non-binding advisory vote the Company’s current executive compensation program.

1.

Election of Directors. The following seven individuals were elected to serve as directors of the Company for a one-year term beginning immediately and continuing until the date of the Company’s 2013 annual meeting of shareholders and until his or her successor is elected and has qualified:

Nominee	Votes For	Votes Withheld	Broker Non Votes
John N. Kapoor, Ph.D.	75,000,019	1,775,181	12,136,813
Kenneth S. Abramowitz	76,738,919	36,281	12,136,813
Adrienne L. Graves, Ph.D.	76,737,269	37,931	12,136,813
Ronald M. Johnson	74,152,475	2,622,725	12,136,813
Steven J. Meyer	76,393,299	381,901	12,136,813
Brian Tambi	76,632,931	142,269	12,136,813
Alan Weinstein	76,391,499	383,701	12,136,813
2.	Ratification of Ernst & Young LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2012. Ratification required affirmative vote of a majority of the votes cast. Voting results were as follows:
	Shares Voted	Percent of Votes Cast
For	88,795,079	99.9%
Against	96,978	0.1%
Abstain	19,956	0.0%
Broker Non Votes	0	n/a

3.	Non-binding advisory vote to approve the Company’s current executive compensation program. The advice of shareholders is based on the majority of votes cast, with abstentions and non-votes having no impact on the results. Voting results were as follows:
	Shares Voted	Percent of Votes Cast
For	75,147,750	97.9%
Against	1,562,697	2.0%
Abstain	64,753	0.1%
Broker Non Votes	12,136,813	n/a

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits. See the Exhibit Index, which is hereby incorporated by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Akorn, Inc.

		By:	/s/ Timothy A. Dick
Timothy A. Dick
Chief Financial Officer

Date:	May 8, 2012

Exhibit Index

Exhibit No.	Description of Exhibit.

99.1	Press release issued by Akorn, Inc. on May 8, 2012 announcing financial results for the quarter ended March 31, 2012.